UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 2, 2021
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Carrols Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware		001-33174	83-3804854
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street
Syracuse,	New York		13203
(Address of principal executive office)			(Zip Code)

Registrant’s telephone number, including area code:		(315)	424-0513

N/A
(Former name or former address, if changed since last report.)
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TAST	The NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 2, 2021, Carl Hauch, the Vice President and Chief Operating Officer of Carrols Restaurant Group, Inc. (the “Company”), provided notice to the Company of his election not to renew the term of his Employment Agreement with the Company dated as of February 9, 2021 (the “Employment Agreement”) in accordance with the provisions of Sections 5 and 10(h) of the Employment Agreement. On the same day, the Company and Mr. Hauch entered into a Separation and Release of Claims Agreement (the “Separation Agreement”) providing for the separation of his employment with the Company effective as of July 30, 2021 and, except as specifically set forth in the Separation Agreement, the termination of the Employment Agreement. Pursuant to the Separation Agreement, Mr. Hauch (i) will receive his monthly base salary through December 31, 2021, payable in accordance with the Company's payroll practices for executives, and a payment of $425,000 payable on the six-month anniversary of the date of the Separation Agreement, and (ii) is also eligible to receive on or before March 15, 2022 his annual bonus award payable under the Company's Executive Bonus Plan, if any, for the 2021 fiscal year. The Separation Agreement also provides that the non-competition provision set forth in the Employment Agreement will no longer be applicable to Mr. Hauch after March 15, 2022 and that all unvested shares of the Company's common stock issued pursuant to the Restricted Stock Inducement Award Agreement between the Company and Mr. Hauch were forfeited to the Company on the date of the Separation Agreement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2021

CARROLS RESTAURANT GROUP, INC.

By:	/s/ Jared L. Landaw
Name:	Jared L. Landaw
Title:	Vice President, General Counsel and Secretary